EXHIBIT 2


                       AMENDMENT NO. 2 TO CREDIT AGREEMENT


         THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (this "Amendment No. 2"), dated as of January 12, 1998, is made among DECISIONONE CORPORATION, a Delaware corporation (the "Borrower"), the various financial institutions from time to time parties thereto (collectively, the "Lenders"), DLJ CAPITAL FUNDING, INC., as syndication agent (the "Syndication Agent") for the Lenders, BANKBOSTON, N.A., as documentation agent (the "Documentation Agent") for the Lenders, and NATIONSBANK OF TEXAS, N.A., as administrative agent (the "Administrative Agent", and, together with the Syndication Agent, the "Agents") for the Lenders.

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Lenders and the Agents are parties to a Credit Agreement, dated as of August 7, 1997 and amended as of September 17, 1997 (as modified and supplemented and in effect from time to time, the "Credit Agreement"); and

         WHEREAS, the Borrower has requested that the Lenders amend the definition of "Adjusted EBITDA" contained in the Credit Agreement; and

         WHEREAS, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                     PART I

                                   DEFINITIONS

         SUBPART I.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment No. 2, including its preamble and recitals, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Amendment No. 2" is defined in the preamble.

         "Amendment Effective Date" is defined in Subpart 3.1.

         "Credit Agreement" is defined in the first recital.



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         SUBPART I.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment No. 2, including its preamble and recitals, have the meanings ascribed thereto in the Credit Agreement.


                                     PART II

                          AMENDMENT TO CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Amendment Effective Date, the Credit Agreement is hereby amended in accordance with this Part II. Except to the extent amended by this Amendment No. 2, the Credit Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

         SUBPART II.1. Amendment to Section 1.1. The definition of "Adjusted EBITDA" contained in Section 1.1 of the Credit Agreement is hereby amended by
(i) relettering existing clause "(f)" of such definition as clause "(g)" and
(ii) immediately prior thereto, inserting the word "plus" and a new clause "(f)" to such definition to read in its entirety as set forth below:

         "plus

                  (f) the amount deducted in determining Net Income representing expenses for consulting services performed by DeWolfe Boberg Associates in connection with the Borrower's field operations re-engineering program."



                                    PART III

                           CONDITIONS TO EFFECTIVENESS

         SUBPART III.1. Effective Date. This Amendment No. 2 shall be and become effective upon the prior or concurrent satisfaction of each of the conditions precedent set forth in this Subpart 3.1 (the "Amendment Effective Date").

         SUBPART III.1.1. Execution of Counterparts. The Agents shall have received counterparts of this Amendment No. 2 duly executed by the Borrower and each of the Required Lenders (or evidence thereof satisfactory to the Agents).

         SUBPART III.2. Limitation. Except as expressly provided hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement and each other Loan Document shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments, modifications and consents set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other




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term or provision of the Credit Agreement or of any term or provision of any other Loan Document or other instrument referred to therein or herein, or of any transaction or further or future action on the part of the Borrower or any other Person which would require the consent of the Agents or any of the Lenders under the Credit Agreement or any such other Loan Document or instrument.


                                     PART IV

                                  MISCELLANEOUS

         SUBPART IV.1. Cross-References. References in this Amendment No. 2 to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment No. 2. References in this Amendment No. 2 to any Article or Section are, unless otherwise specified, to such Article or Section of the Credit Agreement.

         SUBPART IV.2. Loan Document Pursuant to Credit Agreement. This Amendment No. 2 is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Agreement, as amended hereby, including Article X thereof.

         SUBPART IV.3. Counterparts, etc. This Amendment No. 2 may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same Agreement.

         SUBPART IV.4. Governing Law. THIS AMENDMENT NO. 2 SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         SUBPART IV.5. Successors and Assigns. This Amendment No. 2 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.




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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

                           DECISIONONE CORPORATION



                           By: _____________________________
                           Title: __________________________



                           DLJ CAPITAL FUNDING, INC.,
                           as the Syndication Agent
                           and as Lender


                           By: _____________________________
                           Title: __________________________

                           NATIONSBANK OF TEXAS, N.A.,
                           as the Administrative Agent
                           and as Lender


                           By: _____________________________
                           Title: __________________________


                           BANKBOSTON, N.A.,
                           as the Documentation Agent
                           and as Lender



                           By: _____________________________
                           Title: __________________________



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         LENDERS:


                           BANK OF MONTREAL


                           By: ___________________________
                                  Name:
                                  Title:



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                          THE BANK OF NOVA SCOTIA


                          By:________________________________
                               Name:
                               Title:



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                          BANK OF TOKYO-MITSUBISHI TRUST
                            COMPANY


                          By: _________________________________
                                 Name:
                                 Title:



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                          BANQUE FRANCAISE DU COMMERCE
                            EXTERIEUR

                          By: _________________________________
                                 Name:
                                 Title:



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                          CORESTATES BANK, N.A.


                          By: _________________________________
                                 Name:
                                 Title:



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                          CREDIT LYONNAIS NEW YORK BRANCH


                          By: _________________________________
                                 Name:
                                 Title:



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                          THE FIRST NATIONAL BANK OF CHICAGO


                          By: _________________________________
                                 Name:
                                 Title:



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                         THE FUJI BANK, LIMITED
                           NEW YORK BRANCH


                         By: _________________________________
                                Name:
                                Title:



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                         IMPERIAL BANK, A CALIFORNIA BANKING
                           CORPORATION


                         By: _________________________________
                                Name:
                                Title:



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                         THE LONG-TERM CREDIT BANK OF JAPAN,
                           LIMITED, NEW YORK BRANCH


                         By: _________________________________
                                Name:
                                Title:



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                         MERITA BANK LTD. - NEW YORK BRANCH


                         By: _________________________________
                                Name:
                                Title:



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                         THE MITSUBISHI TRUST AND BANKING
                           CORPORATION


                         By: _________________________________
                                Name:
                                Title:



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                         PNC BANK, NATIONAL ASSOCIATION


                         By: _________________________________
                                Name:
                                Title:



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                         THE SAKURA BANK, LTD.


                         By: _________________________________
                                Name:
                                Title:



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                         THE SUMITOMO BANK, LIMITED,
                           NEW YORK BRANCH


                         By: _________________________________
                                Name:
                                Title:



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                         WELLS FARGO BANK, N.A.


                         By: _________________________________
                                Name:
                                Title:



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                         CAPTIVA FINANCE LTD.


                         By: _________________________________
                                Name:
                                Title:



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                         CAPTIVA II FINANCE LTD.


                         By: _________________________________
                                Name:
                                Title:



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                         KZH HOLDING CORPORATION III


                         By: _________________________________
                                Name:
                                Title:



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                         INDOSUEZ CAPITAL FUNDING III, LIMITED
                         By: Indosuez Capital Luxembourg,
                           as Collateral Manager


                         By: _________________________________
                                Name:
                                Title:



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                         SENIOR DEBT PORTFOLIO
                         By: Boston Management and Research,
                           as Investment Advisor


                         By: _________________________________
                                Name:
                                Title:



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                         CYPRESSTREE INVESTMENT PARTNERS I,
                           LTD.,
                         By: CypressTree Investment Management
                           Company, as Portfolio Manager


                         By: _________________________________
                                Name:
                                Title:



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                         PARAMOUNT COMPANY
                         By: Pilgrim America Investments, Inc.
                           As its Investment Manager


                         By: _________________________________
                                Name:
                                Title:



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                          By: PPM AMERICA, INC., as attorney in fact,
                          on behalf of Jackson National Life
                            Insurance Company


                          By: _________________________________
                                Name:
                                Title:



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                         CIBC INC.


                         By: _________________________________
                                Name:
                                Title:



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                         DEEPROCK & COMPANY
                         By: Eaton Vance Management
                           as Investment Advisor


                         By: _________________________________
                                Name:
                                Title:



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                         CRESCENT/MACH I PARTNERS, L.P.
                         By: TCW Asset Management Company
                           Its Investment Manager


                         By: _________________________________
                                Name:
                                Title:



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                         VAN KAMPEN AMERICAN CAPITAL PRIME
                           RATE INCOME TRUST


                         By: _________________________________
                                Name:
                                Title:



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                         NEW YORK LIFE INSURANCE COMPANY


                         By: _________________________________
                                Name:
                                Title:



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                         NEW YORK LIFE INSURANCE AND
                           ANNUITY CORPORATION


                         By: _________________________________
                                Name:
                                Title:



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                         PRIME INCOME TRUST


                         By: _________________________________
                                Name:
                                Title:



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                         KZH-ING-I CORPORATION


                         By: _________________________________
                                Name:
                                Title:



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                ROYALTON COMPANY
                By: Pacific Investment Management Company,
                  as its Investment Advisor


                By: _______________________________
                      Name:
                      Title:



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                DEBT STRATEGIES FUND, INC.


                By: _______________________________
                       Name:
                       Title:



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                ALLSTATE INSURANCE COMPANY


                By: _______________________________
                       Name:
                       Title:



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                CITIBANK, N.A.


                By: _______________________________
                       Name:
                       Title:



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                KZH-SOLEIL CORPORATION


                By: ______________________________
                       Name:
                       Title:



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                MASSACHUSETTS MUTUAL LIFE
                  INSURANCE COMPANY


                By: _______________________________
                       Name:
                       Title:



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                FLOATING RATE PORTFOLIO
                By:  Chancellor LGT Senior Secured
                     Management Inc., as attorney
                     in fact


                By: _______________________________
                       Name:
                       Title:



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                KZH-CRESCENT CORPORATION


                By: _______________________________
                       Name:
                       Title:



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                CONTINENTAL ASSURANCE COMPANY
                  SEPARATE ACCOUNT (E)
                By: TCW Asset Management Company
                  as Attorney-in-Fact


                By: _______________________________
                       Name:
                       Title:


                By: _______________________________
                       Name:
                       Title:


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                ARCHIMEDES FUNDING, L.L.C.


                By: _______________________________
                       Name:
                       Title:


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                MELLON BANK, N.A.


                By: _______________________________
                    Name:
                    Title:



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                BANKBOSTON, N.A.


                By: _______________________________
                    Name:
                    Title:



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                Merrill Lynch Global Investment
                Series:  INCOME STRATEGIES
                PORTFOLIO

                By: Merrill Lynch Asset
                Management, L.P., as Investor
                Advisor


                By: _______________________________
                    Name:
                    Title:



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                MERRILL LYNCH SENIOR FLOATING RATE
                   FUND, INC.


                By: _______________________________
                    Name:
                    Title:



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                OCTAGON CREDIT INVESTORS LOAN
                PORTFOLIO (a unit of the Chase
                Manhattan Bank)


                By: _______________________________
                    Name:
                    Title:



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                VAN KAMPEN CLO I, LIMITED


                By: _______________________________
                    Name:
                    Title:



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